Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events
Subsequent Events

19.  Subsequent Events

Organizational restructuring through a business combination of its wholly-owned subsidiaries

The Company implemented an organizational restructuring through a business combination of its wholly-owned subsidiaries, effective January 1, 2025.Wing Inc. succeeded in all rights and obligations of Medirom Human Resources Inc. through an absorption-type merger. It succeeded in all rights and obligations held by JOYHANDS WELLNESS Inc. regarding its hot spring spa business operations through an absorption-type demerger. Furthermore, effective on the same date, it changed its name from Wing Inc. to MEDIROM Wellness Co.

This organizational restructuring is a transaction under common control and has no impact on the financial statements.

New unsecured short-term bank loan

On March 18, 2025, the Company has obtained a new unsecured short-term bank loan in the amount of ¥350 million. The Company has used ¥200 million of the loan funds for repayment of indebtedness of MEDIROM Mother Labs Inc., a subsidiary of the Company which is also a guarantor of the new loan, and the Company intends to use the remainder of the loan funds for general working capital, including Mother Bracelet development. The loan bears interest at a rate of 1.875% per year.

Receipt of Notification Letter from Nasdaq

On February 27, 2025, MEDIROM Healthcare Technologies Inc. (the “Company”) received a written notification (the “Notification Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that it is not in compliance with the minimum bid price requirement set forth in the Nasdaq Listing Rules for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. Based on the closing bid price of the Company’s American Depositary Shares representing common shares of the Company for the 31 consecutive business days from January 13, 2025 to February 26, 2025, the Company no longer meets the minimum bid price requirement.

The Notification Letter does not impact the Company’s listing on The Nasdaq Capital Market at this time. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided 180 calendar days, or until August 26, 2025, to regain compliance with Nasdaq Listing Rule 5550(a)(2). To regain compliance, the Company’s American Depositary Shares must have a closing bid price of at least $1.00 for a minimum of 10 consecutive business days.

In the event the Company does not regain compliance by August 26, 2025, the Company may be eligible for additional time to regain compliance or may face delisting.

The Company aims to enhance its business performance and intends to monitor the bid price of its American Depositary Shares and may, if appropriate, consider implementing available measures to regain compliance with the minimum bid price requirement under the Nasdaq Listing Rules. The Company’s business operations are not affected by the receipt of the Notification Letter.

Short-term loan refinance

On March 31, 2025, The Company reached an agreement with its lender and refinanced its 266 million yen short-term loan with a new short-term loan maturing on September 30, 2025 at an interest rate of TIBOR.